UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

AVITA Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 16, 2023 (the “Effective Date”), AVITA Medical, Inc. (the “Company”) and James Corbett entered into the Amendment One to Employment Agreement (the “Amendment”), which amends Mr. Corbett’s Employment Agreement, dated as of September 28, 2022 (the “Employment Agreement”).

The Amendment amends the Employment Agreement to, among other things, (i) provide that Mr. Corbett’s Annual Bonus (as defined in the Employment Agreement) shall be paid no later than March 15 for the preceding calendar year of service, (ii) provide that the terms of any grant agreements for any options granted to Mr. Corbett shall provide that such options immediately vest 100% upon a Change in Control (as defined therein), (iii) delete the section providing for certain payments for a termination in connection with a Change in Control, (iv) provide that Mr. Corbett shall not be entitled to food or fuel reimbursements for long-distance commuting, and (v) extend Mr. Corbett’s Severance Period (as defined in the Employment Agreement) from twelve to eighteen months in the event of a termination for Good Reason or Without Cause (both as defined therein).

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 10.1, and the Employment Agreement, attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment One to Employment Agreement between the Company and James Corbett dated March 16, 2023

10.2	Executive Employment Agreement between the Company and James Corbett dated September 26, 2022 (incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q filed on November 10, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2023

AVITA MEDICAL, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel